Exhibit 6.3

DocuSign Enve l ope ID: 32E59668 - C5 55 - 4 FF8 - 93 1C - 5DE6562CAB51 AIRCRE contracts 1.1 Par t ie s : T h is Sublease { " Sublease" ) , dated for r e f erence purposes only February 16, 2024 _ SUBLEASE FOR A SINGLE SUBLESSEE To be used i f the entire space (Premises) will be subleased by a single sublessee whether or not the space (P r em i ses ) i s a single t ena nt building or is l ocated in a m ul ti - t enan t building . I f therewill be one o r more sublessees sharing the space with each other and/or the l essee, whether or not th e space {Premises) is a singl e tenant building o r is located in a multi - t e nan t building , use the Sublease for Multiple Tenants . 1. Basic Provisions {"Basic Provisions"). i s made by and between Drake Anthony Company. LLC dba Pro Group Logistics - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - {" S u b l essor " ) and ModVans Inc. - - - - - - - - - - - - - - - - - - - - - - - - - - - {"S u b l essee") , { collectivelyth e "Parties" , or indiv idually a " Party " ). 1.2 P remises: That certain real property, includ ing all improvements therein, and commonly know n as {s treet address , city , state, z ip ) 665 Spice Island Drive. Suite 102 Sparks located in the Coun t y of Washoe , State of .. NV and generally described as (describe briefly the nature of the property) 30, 581 SF at APN: 034 - 070 - 55 _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ ("Premises"). 1 . 3 Term: 2 (" Co mmencement Date") and end i ng years and 11 months commencing March 1, 2024 _ January 31. 2027 ("Expiration Date "). Early Possession: If the Premises are available Sublessee may have non - exc l us i ve possess i on of the Premises commencing 1.4 - - - - - - - - - - ("Ea r ly Possess i on Date ") . 1.5 Base R ent: 22,935.75 - - - pe r mon th {"Base Rent "), payable on the first day of each month commencing April 1. 2024 [fil If this box is chec k ed , there are provisions i n this Lease for the Base Rent to be adjusted. 6. Bas e Rent and Other Monies Paid Upon Execution : (a) B a se Rent:$ 22. 935. 75 fo r t he period April 1, 2024 - April 30.2024 {b ) (c) Sec urity Depos i t: $ 58. 751. 86 Association F ees: $ - - - - - ( " Securit D y eposi ) t . " - - - for the period - - - - - - - - - - - - - - - - - - - - - ( d ) Other:$ 6 440 . 18 f o r OPEX for April 1. 2024 - April 30. 2024 1 .7 (e) Total Due Upon Executio n of th i s Lease:$ 88 , 127 . 79 Agreed Use: The P rem ises shall be used and occupied only for storing and building camper vans and fo r no other purposes. 8. Real Estate B r okers: (a) Representation: Each Party acknowledges rece i v in g a Di sclosur e Regard i ng Real Estate Agenc y Rela t i onship, confirms and consents to the following agency relat i onships in th i s Lease with the following r eal estate bro ke rs ("B ro ker{s) ") and/or thei r agents ("Agent(s)"): Sublessor's Brokerage Firm Co l liers Nevada LLC dba Colliers International License No.BS. 0014997.M GR Is the broker of (check one): the Sublessor; or O both the Sublessee and Sublessor (dual agent). Sub l essor's Agent Chris F air child License No. s. 0071829 Is (check one) :[fil th e Sublessor's Agent (sa l espe rson or bro ker associate); or O bo t h th e Sublessee ' s PAGE 1 OF 7 I N I T I A LS I N I TIALS © 2019 AIR CRE . All R ights Reserved. Collie rs Internationa , l552 0 K iet zkeLa ne , Su i te 300 Reno NV 89511 Phone : 775 &234660 Fa x: Jasmine Hill P r od u cedwit h z i pFomi®by zip Log i x 18070 Fffteen M i le Road , Frase . r M ich ig an 48026 www z i ol oa i x com SBS - 9.04 , Rev ised 10 - 22 - 2020 665 Spice Islands

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DocuSign Envelope ID: 32E59668 - C555 - 4FF8 - 931 C - 5DE6562CA851 Sublessee's B rokerage Firm ! - Morrissey Realty - - - - - - - - - - - - - - - - - - - - - Is the broker of (check one): IR] the Sublessee; or D both the Sublessee and Sublessor (dual agent). License No. Sublessee's Agent Pat Morrissey License No . Is (check one):[fil the Sublessee's Agent (salesperson or broker associate); orD both the Sublessee's Agent and t he Sublessor's Agent (dual agent). (b) Payment to Brokers: Upon execution and delivery of this Sublease by both Parties, Subessor shall pay to the Br o kers the broke rag e fee agreed to in a separate written agreement (or if t here is no such agreement, the sum of or 6. ooo % of the tota l Base Rent) for the brokerage services rendered by the Brokers. 1 . 9 Guarantor. The obligations of the Sublessee under this Sublease shall be guaranteed by - - - - - - - - - - - - - - - ("Guarantor''). 1.1 o Attachments. Attached hereto are the following, all of which const itute a part of this Sublease: [fil anAddendum consisting of Pa ragra phs l . 5a through and 14 D a plot plan depicting the Premises; D a Work Lett e r; D a copy of the master lease and any and all amendments to such lease (collectively the "Master Lease") ; D other (spec ify ): - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 2 . Premises . 2.1 Letting . Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor, the Premises, for the term , at the rental, and upon all of the terms , covenants and conditions set forth in this Sublease . While the approximate square footage of the Premises may have been used in the m arketing of the Premises for purposes of comparison, the Base Rent staled herein is NOT tied to square footage and is not subject to ad j ustment should the actual size be determined to be different . Note : Sublessee is advised to verify the actual size prior to executing this Sublease . 2. 2 Condition . Sublessor shall deliver the Premises to Sublessee broom clean and free of debris on the Commencement Date or the Early Possession Date , whicheve r first occurs ("Start Date ") , and warrants that the existing e le ct rical . plumbing , fire sprinkler . lighting, h eati n g , ventilating and air conditioning systems ("HVAC") , and any items which the Sublessor is obligated to construct pursuant to th e Work Letter attached hereto , if any , other than those constructed by Sublessee, shall be in good operating condition on said date . If a non - compliance with such warranty exis ts as of t h e Start Date, or if one of such systems or elements should malfunction or fail within the appropriate warranty period , Sublessor shall , as Sub le ssor's sole obligation with respect to such matter, except as otherwise prov ided in this Sublease, promptly after receipt of written notice from Subiessee se t ting forth with specificity the nature and extent of such non - compliance , ma l funct ion or failure, rectify same at Sublessor's expense . T he warranty periods shall be as follows : (i) 6 months as to the HVAC systems, and (ii) 30 days as to the remaining systems and other elements . if Sublessee does not give Sublessor the requ ired notice within the appropriate warranty period, correction of any such non - compliance, malfunction or failure shall be the obligation of Sublessee at Sublessee's sole cost and expense . 3. Compliance. Sublessor warrants that any improvements. alterations or utility installations made or installed by or on behalf of Sublessor to or on t he Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances ("Applicable Requirements") in effect on the da te that they were made or installed . Sublessor makes no warranty as to the use to which Sublessee will put the Premises or to modifications which may be required by the Americans with Disabilities Act or any similar laws as a result of Sublessee's use . NOTE : Sublessee is responsible for determin i ng whether or not the zoning and other Applicable Requirements a . re appropriate for Sublessee's intended use, and acknowledges that past uses of the Premises may no longe r be allowed . If t he Premises do not comply with said warranty . Sublessor shall, except as otherwise provided, promptly after receipt of written notice from Sublessee setting forth with specificity the nature and extent of such non - compliance . rectify the same . 4. Acknowledgements. Sublessee acknowledges that: (a) it has been given an opportunity to inspect and measure the Premises, (b) i t has been advised by Sublesso r and/or Brokers to satisfy itself with respect to th e size and condition of the Premises (inc lud ing but not limited to the electr i cal , HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Appl i cable Requirements and the Americans with Disab l i ities Act) , and their suitability for Sublessee's int ended use, (c) Sub l essee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility the refor as the same relate to its occupancy of the Premises , (d) it i s not relying on any representation as to the size of the Premises made by Brokers or Sublessor , (e) the square footag e of the Premises was not material to Sublessee's decision to sublease the Premises and pay th e Rent stated herein, and (f) ne ither Sublessor, Sublessor's agents , nor B rok ers have made any oral or written representations or warranties with respect to said matters other t han as set forth in this Sublease. In addition , Sublessor acknowledges that: (i) Brokers have made no representations, promises or warranties concerning Sublessee's ability to honor the Sublease or 5 G : : ' t y to '""PY th , Premls,s, aod ( n ) It ls Sobi.sso<'s soi , ,espoMlbii,ty to loe,stigat, IM fioaoclal c a p a b , i i ty aod/o i '"""" " of ' ( J p ro : t os e d PAGE 2 OF 7 J INITIALS © 2019 AIR CRE. All Rights Reserved. INITIALS SBS - 9.04, Revised 10 - 22 - 2020 Produced with z i p F orm®by ziplogix 18070Fifteen M i l e Road , Fras er , M i ch ig an 48026 www zi plog i x com 665 Sp i ce Islands

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DocuSign Envelope ID: 32E59668-C555-4FF8-931C-5DE6562CAB51

2.5 **Americans with Disabilities Act**. In the event that as a result of Sublessee's use, or intended use, of the Premises the Americans with Disabilities Act or any similar law requires modifications or the construction or installation of improvements in or to the Premises, Building, Project and/or Common Areas, the Parties agree that such modifications, construction or improvements shall be made at: ☐ Sublessor's expense ☒ Sublessee's expense.

3. **Possession**.

3.1 **Early Possession**. Any provision herein granting Sublessee Early Possession of the Premises is subject to and conditioned upon the Premises being available for such possession prior to the Commencement Date. Any grant of Early Possession only conveys a non-exclusive right to occupy the Premises. If Sublessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such Early Possession. All other terms of this Sublease (including but not limited to the obligations to pay Sublessee's Share of Common Area Operating Expenses, Real Property Taxes and insurance premiums and to maintain the Premises) shall, however, be in effect during such period. Any such Early Possession shall not affect the Expiration Date.

3.2 **Delay in Commencement**. Sublessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises by the Commencement Date. If, despite said efforts, Sublessor is unable to deliver possession as agreed, the rights and obligations of Sublessor and Sublessee shall be as set forth in Paragraph 3.3 of the Master Lease (as modified by Paragraph 6.3 of this Sublease).

3.3 **Sublessee Compliance**. Sublessor shall not be required to tender possession of the Premises to Sublessee until Sublessee complies with its obligation to provide evidence of insurance. Pending delivery of such evidence, Sublessee shall be required to perform all of its obligations under this Sublease from and after the Start Date, including the payment of Rent, notwithstanding Sublessor's election to withhold possession pending receipt of such evidence of insurance. Further, if Sublessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Sublessor may elect to withhold possession until such conditions are satisfied.

4. **Rent and Other Charges**.

4.1 **Rent Defined**. All monetary obligations of Sublessee to Sublessor under the terms of this Sublease (except for the Security Deposit) are deemed to be rent ("**Rent**"). Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

4.2 **Utilities**. Sublessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon.

5. **Security Deposit**. The rights and obligations of Sublessor and Sublessee as to said Security Deposit shall be as set forth in Paragraph 5 of the Master Lease (as modified by Paragraph 6.3 of this Sublease).

6. **Master Lease**.

6.1 Sublessor is the lessee of the Premises by virtue of the "**Master Lease**", wherein LPC Sparks, LLC ______ is the lessor, hereinafter the "**Master Lessor**".

6.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

6.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein.

6.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs which are excluded therefrom: ______

6.5 The obligations that Sublessee has assumed under paragraph 6.4 hereof are hereinafter referred to as the "**Sublessee's Assumed Obligations**". The obligations that sublessee has not assumed under paragraph 6.4 hereof are hereinafter referred to as the "**Sublessor's Remaining Obligations**".

6.6 Sublessee shall hold Sublessor free and harmless from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

6.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

DS GS **INITIALS** PAGE 3 OF 7 DS PJT **INITIALS**

© 2019 AIR CRE. All Rights Reserved.

SBS-9.04, Revised 10-22-2020

Produced with zipForm® by zipLogix 18070 Fifteen Mile Road, Fraser, Michigan 48026 www.zipLogix.com 665 Spice Islands

DocuSign Envelope ID: 32E59668 - C555 - 4FF8 - 931C - 5DE6562CAB51 6.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any Party to the Master Lease. 7. Assignment of Sublease and Default. 7 . 1 Sublessor hereby assigns and transfers to Master Lessor Sublessor's interest i n this Sublease, subject however to the provisions of Paragraph 8.2 hereof . 2. Master Lessor. by executing this document, agrees that until a Default shall occur in the performance of Sublessor's Obligations under the Master Lease. that Sublessor may receive , collect and en j oy the Rent acc r u in g under th i s Sublease. However . if Sublessor shall Defau lt in the performance of its obl iga tions to Master Lessor then Master Lessor may, at its option , receive and collect, directly from Sublessee, all Rent owing and to be owed under t his Sub l ease. In the event , however, that the amount collected by Maste r Lessor exceeds Sublessor ' s obl i gations any such excess shall be refunded to Sublessor. Master Lesso r shall not , by reason of this assignment of the Sublease nor by reason of the collection of the Rent from the Sublessee, be deemed l i able to Sublessee for any failure of the Sublessor to perform and comply w it h Sublessor's Remaining Obl i gations. 3. Sub l essor hereby irrevocably authorizes and directs Sublessee upon receipt of any written notice from the Master Lessor stat i ng that a Default exists in the performance of Sublessor ' s obl i gations under the Master Lease, to pay to Master Lesso r the Rent due and to become due under the Sublease. Sub l essor agrees that Sublessee shall have the righ t to rely upon any such statement and requ est from Master Lessor, and that Sublessee shall pay such Rent to Master Lessor without any obl i gation or r igh t to i nquire as to whether such De fa ult exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no r i ght o r claim agains t Sublessee for any such Rent so paid by Sublessee. 4. No changes or modifications shall be made to this Sublease without the consent of Master Lessor. 8. Consent of Master Lessor. 1. In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then. th i s Sublease shall not be effective unless. within 10 days o f the date he reof, Master Lessor signs this Sublease thereby giving i ts consen t to this Sub l ett i ng. 2. In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by thi rd parties then neither this Sub l ease, nor the Master L essor's consent , shall be effective unless , within 10 days of the date hereof, said guaran tors sign th i s Sublease thereby giv i ng the ir consent to th i s Sublease. 3. In the event that Master Lessor does give such consent then: (a) Such consent shall not release Sublessor of its obligations or alter the pr i mary liai.Jility of Sublessor to pay the Rent and perfo r m and comply with all of the obligations of Sublessor to be perfo r med under the Master Lease . (b) The acceptance of Rent by Mas t er Lessor from Sublessee or any one else liable under the Master Lease shall not be deemed a waiver by Master L essor of any prov i sions of the Master Lease . (c) ( d ) The consent to this Sublease shall not constitute a consent to any subsequent sublett i ng or assignment. I n the event of any Default of Sublessor under the Master Lease, Master Lessor may proceed d i rectly aga i nst Sublessor , any guarantors or any one else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remed ies against any other person or entity liable thereon to Mas t er Lessor. (e) Maste r Lesso r may consent to subsequent sublettings and ass i gnments of the Master L ease or this Sublease or any amendments or modificat i ons thereto without notifying Sublessor or any one else liable under the Master Lease and w it hout obtaining their consent and such action shall not relieve such persons from liability . (f) I n the event that Sublessor shall Default in its obligations under the Mas t e r Lease, then Master Lessor, at Its option and wi t hou t being obl i gated to do so , may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sub l essor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall no t be liable for any prepaid Rent nor any Security Deposit paid by Sublessee, nor shall Master Lessor be liable for any oth'eir Defaults of the Sublessor under the Sublease. (g) Unless directly contradicted by other provisions of t h i s Sublease. the consent of Master L essor to this Sub l ease shall not const i tute an agreement to allow Sublessee to exercise any options which may have been granted to Sublessor i n the Master L ease (see Paragraph 39.2 of the Master Lease) . 4. The signatures of the Master Lessor and any Guarantors of Sublessor at th e end of th is document shall constitute their consent to the terms of this Sublease. 5. Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no Default presently ex is t s under the Master Lease of ob l iga ti ons to be performed by Sub lessor and that the Master Lease is in full force and effect. PAGE40F7 IN I T I ALS © 2019 AIR CRE. All Rights Reserved . P r oduced w it h z i pFom,®by zi p l og i x 18 070 Fiftee n M il e Road . Fraser, M i ch i gan48026 www z ip l og i xcom INITIALS SBS - 9.04, Revised 1 0 - 22 - 2020 665 Spice Is l ands

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DocuSign E nv e lope ID: 32E59668 - C555 - 4FF8 - 931C - 5 D E6562CAB51 8.6 In t he event tha t Sub l essor De f aults under its obl i gations t o be perfor m ed under the Master Lease b y Sublessor , Maste r Lessor agrees to del i ver t o Sublessee a copy of any such notice of de f ault. Sublessee shall have the right t o cure any Defaul t o f Sublessor described in any no ti ce of de f ault i f Sublessee does so within the s a m e number of days set forth in the no t ice of defau l t given t o Suble ss o r . If such D efault is cured by Sub l essee then Sublessee shall have the r i ght of reimbu rsem ent and offset from and against Subl e sso r. 9 . Additiona l B r okers Com mi s si ons. 9 . 1 Sublessor agrees tha t if Sublessee exe r cises any option or righ t of first refusa l as g r anted by Sublessor herein, or any option or right substant i ally similar there t o , ei t her to extend the te rm of this Sublease, to ren e w this Sublease, to purchase the P r emises, or to lease or purchase adjacent property wh i ch Sublessor may own or in which Sublessor has an interest, t hen Sublesso r shall pay t o Bro k er a fee in acco r dance with the schedu l e of Broker i n effect at the lime of the execution of this Sublease . No t wi t hstanding t he foregoing, Sublessor's obligation under this Paragraph i s l i mited to a transaction i n which Sublesso r is acting as a Sublessor, l essor or seller . 2. If a separate bro k e r age fee agreement i s attached then Maste r Lessor agrees that if Sublessee sha ll exercise any option or r i ght of firs t refusal granted to Sublessee by Master Lessor in connection w i th t his Sublease, o r any option or right substantially similar thereto , either to extend o r renew the Master L ease, t o purchase t he Premises o r any part thereof , or to lease o r purc h ase adjacen t property which Maste r Lessor may own or i n which Master Lessor has an in t erest, or if Broker is the procuring cause o f any o t her lease o r sale entered into between Sub l essee and Master L essor pertain i ng to the P rem i ses , any part t he r eof, or any adjacent property which Mas t er Lessor owns or i n which it has an interest , then as to any of sa i d t ransactions, Master Lessor sha ll pay t o B r oke r a fee, i n cash , in accordance w i th the schedule attached to such brokerage f ee agreement. 3. Any fee due from Sublessor or Master Lessor hereunder shall be due and payable upon the exerc i se of any option to extend or renew . upon the execution of any new lease, or, in the event of a purchase, at t he c l ose of escrow. 4. Any transferee of Sub l essor's i nter e st in this Sublease, or of Mas t er Lessor ' s intere s t in the Mas t er Lease , by accepting an ass i gnment t hereof , shall be deemed to have assu me d the respect i ve obligations of Sublessor or Maste r Lesso r under this Paragraph 9. B r oker shall be deemed to be a third - party beneficiary of this paragraph 9. 10. Represe n tations and I nde mni t i es o f B r oker R el ati o n s h i p s. The Parties each r epresent and warrant to the o t her that i i has had no dealings with any person , firm , b r ok e r, agent or finder (o t her than the Brokers and Agents. If any) i n connection wi t h th i s Sublease, and that no one othe r than said named B r okers and Agents is entitled to any commission or finde r 's fee in connection herewith. Sublessee and Sublessor do each hereby agree to i ndemnify , protect, defend and hold t he other harmless fro m and against liab i lity for comp e nsation or charges which may be claimed by any such unnamed broker, finder or o t he r similar party by r eason of any dealings or act i ons of the indemn i fy i ng Party, including any costs, expenses, attorneys' fees reasonably incu r red with respect thereto. 11. Attorney ' s fees. If any Party or Broker brings an action or proceed i ng involving the Premises whe t her founded in tort, contract or equity, or to declare rights hereunder, the Preva i ling Party (as hereafte r defined) i n any such proceeding, ac t ion, or appeal the r eon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such act i on or proce e d i ng is pu r sued to decision or judgment. The term , "P r eva i l i ng Party" shall include , w i thout limitat i on, a Party or Broker who substantia ll y ob t ains or defeats the relief sought , as the case may be , wheth e r by comp r omise,settlement, judgment, or the abandonment by the other Party or Broker of i ts claim or defense. The attorneys' fees award shall not be computed in accordance w i th any court fe e schedule, but shall be such as to fully re i mburse all attorneys' fees reasonably incurred. In addition, Sublessor shall be en ti tled to attorneys' fees, costs and expenses i n curred in the preparation and service of notices of D efault and consulta ti ons i n connection therewith, whe t her or not a legal ac ti on i s subsequently commenced in connection with such Defau lt or resulting Breach ($200 is a reasonable min i mum per occurrence for such services and consultation . ) 12. No Prior or Other Agreements; Broke r Disc l ai m e r . This Sublease con t ains all agreements between t he Parties with respect to any matter mentioned herein, and no other pr i o r or con t emporaneousagreement or unde r standing shall be effective. Sublessor and Sublessee each r epresentsand warrants to the B r okers that it has made, and is relyi n g so l ely upon, i ts own investigation as to the nature , qual it y , characte r and financ i al responsib i lity of the othe r Party to th i s Sub l ease and as to the use, nature, quality and character of the Premises . Brokers have no respons i bility with respect there t o or w i th respect to any defau l t or breach hereof by ei t her Party. T he liability ( i ncluding court costs and attorneys ' fees), of any Broker with respect to negotiation, execution, delivery or performance by either Sublessor o r Sublessee under this Sublease or any amendment or modification he r eto shall be limited to an a m ount up to the fee received by such B r oke r pursuan t to this Sublease : prov i ded, however, that the foregoing lim i tation on each Broker ' s liab i l i ty shall not be applicable to any gross negligence or willful misconduct of such B roker. Signatures to th i s Sublease accomplished by means by elec t ronic signature or similar techno l ogy shall be legal and binding. 13. Access i b ili ty; Ame r ica n s wi t h Di s a b ilit ies Act. (a) The Premises : Have not undergone an inspection by a Certified Access Specialist (CASp) . Note: A Certifi e d Access Specialist (CASp) can inspect the subject premises and de t ermine whether the subject prem i ses comply with all of the app l icable construction - related accessibility standards under state law. Alt8gugh stale law does not require a CASp inspec t ion of the subject premises, the commercial property owner or lessor may not prohib i t theJ ssee l ƒ ;nant from ob t ain i ng a CASp inspection o f t he subject premises fo r the occupancy or po t ential occupancy of the lessee or t enant , i ffieJr by P AGE 5 0 F 7 I N I TIALS SBS - 9.04, Revised 1 0 - 22 - 2020 IN I T I ALS © 20 1 9 A I R CRE . All Rights Reserved. Prod u ced w ith z i pForm® by ziploglx 18070 F i fteen M i l e Road, F rase r , Mich i gan 48026 www z i pLo i g x com 6 65 Spice Islands

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DocuSign Envelope ID: 32E59668 - C555 - 4FF8 - 931C - 5DE6562CAB51 the lessee or tenant . The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection , the payment of the fee f or the CASp inspection , and the cost of making any repairs necessary to correct violations of construction - related accessibility standards within the premises . D Have undergone an inspec tion by a Certified Access Specialist (CASp) and it was determined that the Premises met a ll applicable construction - related accessib ility standards pursuant to California Civil Code † 55 . 51 et seq . Lessee acknowledges that it received a copy of the inspection report at least 48 hours prior to executing this Lease and agrees to keep such report confidential. D Have undergone an Inspection by a Certified Access Specialist (CASp) and it was determined that the Premises did not meet all applicable construction - related accessibility standards pursuant to California Civil Code † 55.51 et seq . Lessee acknowledges that It received a copy of the inspect ion report at least 48 hours prior to executing this Lease and agrees to keep such report confiden i tal except as necessary to complete repa irs and corrections of violations of construction related accessibility standards. In th e event that t he Premises have been issued an i nspectionreport by a CASp the Lessor shall provide a copy of the disability access inspect ion certificate to Less eewithin 7 days of the execution of this Lease . (b) Since compliance with the Americans with Disabilities Act (ADA) and other state and local accessibility statutes are dependent upon Lessee ' s specific use of the Premise , sLesso r makes no warranty or repres en tat ion as to whether or not the Premises comply with ADA or any s i milar leg islation . In the event that Lessee's use of th e Premises requires modifications or additions to the Pre m ises in order to be In compliance with ADA or other accessibility statutes , Lessee agrees to make any such necessary modifications and/or additions at Lessee's expense . ATTENTION : NO REPRESENTATION OR RECOMMENDATIONIS MADE BY THE AIR CRE OR BY ANY REAL ESTATE BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF TH I S SUBLEASE OR THE T RANSACTIONTO WHICH IT RELATES . THE PARTIES ARE URGED TO : 1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS SUB L EASE . 2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF T HE PREM I SES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSS I BLE PRESENCE OF H AZARDOUS SUBSTANCES, THE ZONING OF THE PROPERTY, THE STRUCTURAL INTEGRITY, THE CONDIT I ON OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREM I SES FOR SUBLESSEE'S I NTENDED USE . WAR N I NG : IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE SUBLEASE MAY NEED TO BE REV I SED TO COMPLY WITH THE LAWS OF THE STATE I N WHICH T HE PROPERTY IS LOCATED . 530 constitution Ave. Camarillo, CA 2/28/2024 4:31 PM PST 1141 E. Glendale Ave Sparks, NV 89431 2/29/2024 3:59 AM PSF By Sublessor: Drake Anthony Company, LLC dba Pro Group Logistics /s/ Greg Sanquinetti Managing Member P hon e:775 - 813 - 7397 Fax: - - - - - - - - - - - - - - - - - - - - - - - Ema il : greg@progrouplogi sti cs . com - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - By : - - - - Name Printed: - Title: - - - - Phone: - - - - - - - - - - - - - - - - - - - - - - - - - - - Fax: - - - - - - - - - - - - - - - - - - - - - - - Ema il : - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - Address: - - - - (fs"IDNo Executed at: By Sublessee: Modvans Inc. /s/ Peter J. Tezza II Phone: 805 - 702 - 7840 Fa _ x: _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ Email: pj@modvans.com By : - - - - Name Printed: - Title: - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - P hone: - - - - - - - - - - - - - - - - - - - - - - Fa _ x: _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ Emai:l - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - Address: - - - - Federal ID No.: - - - - - - - - - - - - - - -- + -- - o_s PAGE 6 OF 7 Lfk INITIALS © 2019 A I R CRE, All Rights Reserved, INITIALS S BS - $1.04 , Rovh od 10 - 22 - 2020 P rod u ced w ith z i pForm® b y z ip l ogix 18070 F ift ee n Mi le Road, Fra ser, Miel'l i ga n 48026 www . zlpl og i x com 665 Spice Islan ds

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DocuS i gn Envelope ID: 32E59668 - C555 - 4FF8 - 931C - 5DE6562CAB51 BROKER Colliers Nevada L LC dba Colliers Interna t ional Att:Chris Fairchild T i etl : - - - - - - - - - - - - - - - - - - - - - - - Add ress : - - - - - - - - - - - - - - - - - - - - - - Phon : e - F a x : - - Em a i : l - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - F e deral I D No.: - - - - - - - - - - - - - - - - - - - Br ok e r DRE License # :_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ Agent DRE Li cense# : - - - - - - - - - - - - - - - - Consent to the above Sub l ease is hereby given . E xecute d a _ t: _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ On_ : _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ By Master Lessor : B y: - - - - - - - - - - - - - - - - - - - - Name Printed: - - - - - - - - - - - - - - - - - - - - T i e tl : - - - - - - - - - - - - - Phone: - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - F ax: - - Ema i l: - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - By : - - - - - - - - - - - - - - - - - - - - Name Printed : - - - - - - - - - - - - - - - - - - - - Ti etl : - - - - - - - - - - - - - - - - - - - - - - BROKER Morrissey Realty Att : Pat Morrissey T i etl : - - - - - - - - - Address: - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - Phone : - - Fax: - - - Ema i : l - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - Federal ID No. : - - - - - - - - - - - - - - - - - - Broker DRE License#: _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ Agent D RE License# : - - - - - - - - - - - - - - - - - Executed at: - - - - - - - - - - - - - - - - - - - - O _ n: _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ By Gua r anto r: By : - - - - - - - - - - - - - - - - - - - Name Printed : - - - - - - - - - - - - - - - - - - - - - T i etl : - - - - - - - - - - - - - - - - - - - - - - - Addr ess : - - - - - - - - - - - - - - - - - - - - - By: - - - - - - Name Pr i nted : - - - T i etl : - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - Address: - - - - - - - - - - - - - - - - - - - - - Ph o ne : - - - - - - - - - - - - - - - - - - - - - - - Fax _ : _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ Em a i : l - - - - - - - - - - - - - - - - - - - - - - A d d r ess: - - - - - - - - - - - - - - - - - - - - - - Federal I D N . o - - - - - - - - - - - - - - - - - - - - AIR CRE • h ttps : // www.a ir c r e.com • 213 - 687 - 8777 • cont r acts@a l rcre . com NOTICE: No part of t h e works may be r e p roduced In any form witho u t pe r mission i n w r it i ng. PAGE 7 O F 7 INITIALS © 2019 A I R CRE. All Rights Reserved . INIT I ALS SBS - 9.04, Revised 10 - 22 - 2020 P roduced with zipFo cm ® by zi p l o g i x 1 8 0 70 Fift e e n M ile Roa d . Fra ser . Mi cll i ga n 48026 w w zlpLo i xa,com 6 6 5 S p i c e Islan d s

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DocuS i gn Envelope I D : 3 2 E5966 8 - C 555 - 4 F F8 - 931C - 5DE6562CAB51 AIRCR E cont r acts ADDENDUM Date: February 16, 2024 By and Between Lessor: Drake Anthony Company, LLC dba Pro Group Logistics Lessee: ModVans , Inc . PropertyAddress :665 Spice Is1and Drive, Suite 102 Sparks NV 89431 ( str e etadd e rss.c i ty , state, z i p) Paragraph - =1_,_. =5=a _ I n th e e vent of any c on flict between the provis i ons of th i s Addendum and the p r inted p r ovisions of the L ease , this Addendum shall control. The base rent w il l increase by 4% annually. March 1,2024 - March 31,2024 April 1,2024 - February 28,2025 March 1,2025 - February 28,2026 March 1,2026 - January 31,2027 rent abated $22,935.75/month $23,853.18/month $24,807.31/month Paragraph 14: Tenant will have the right to carpet and paint the office area. AIR CRE * https://www.aircre.com * 213 - 687 - 8 777 * contracts@aircre.com NOTICE : No part of the works may be reproduced In any form without permission In writing. INITIALS INITIALS ADD - 1 - 03, Revised 10•22 - 2020 © 2017 A I R CRE. All Rights Reserve d. Co l l i e rs i nternational,5520 K i e t zk e Lane , S ui te 3 0 0 R e n o NV 8 9 511 Pho n e: 7758234660 Fax: Jasm i ne H i ll 66 5 S p i c e I sl a n d s P roduc e d w i th z i pFonn® by zipl o g i x 180 70 Fi fte en Mi le R oad , Fras e r . Mi ch igan 4 8 0 26 www z i ploo j x com

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